Boston Private Financial Holdings, Inc. Reports First Quarter 2014 Results
First Quarter Highlights:

•
Earnings increased 29% year-over-year: First quarter 2014 GAAP Net Income Attributable to the Company increased to $17.0 million, or $0.20 per share, versus net income of $13.2 million, or $0.15 per share, for the first quarter of 2013.

•	Deposit and loan growth: Average deposits increased 2% linked quarter and 4% year-over-year to $5.1 billion. Total Loans increased 1% linked quarter and 8% year-over-year to $5.2 billion.

•	Core fees increased 6% year-over-year: Fees from Wealth Management businesses increased 6% to $31.7 million on a year-over-year basis.

•
Total Operating Expenses decreased: Total Operating Expenses decreased 1% to $55.0 million on a linked quarter basis and decreased 3% on a year-over-year basis. Expenses remained elevated in the first quarter due to seasonality in compensation and benefits.

•	Provision credit: The Company recorded a provision credit of $1.2 million in the quarter due to net recoveries of $1.4 million.
Boston, MA - April 15, 2014 - Boston Private Financial Holdings, Inc. (NASDAQ: BPFH) (the "Company" or "BPFH") today reported first quarter 2014 GAAP Net Income Attributable to the Company of $17.0 million, compared to $17.7 million in the fourth quarter of 2013. GAAP Net Income Attributable to the Company increased 29% on a year-over-year basis from $13.2 million in the first quarter of 2013. BPFH reported first quarter diluted earnings per share of $0.20, flat with the fourth quarter of 2013. Diluted earnings per share increased by 33% on a year-over-year basis from $0.15 in the first quarter of 2013.
"The first quarter was a good one for our Wealth Management businesses and our Private Bank," said Clayton G. Deutsch, CEO and President. "We are pleased with the NIM expansion and loan and deposit growth at our Private Bank. The Bank continues to demonstrate margin expansion. Our Wealth Advisors had another strong quarter, with fees increasing 2% quarter-over-quarter and 14% year-over-year. Our Investment Managers continue to face a challenging environment for active domestic equity strategies. Nevertheless, our Investment Managers grew revenue 14% year-over-year. Our Wealth Management affiliates overall are contributing strong margin expansion to our Company."
Core Fees Increased 6% Year-Over-Year
On a year-over-year basis, Core Fees and Income (Investment Management Fees, Private Banking Wealth Management and Trust Fees, Wealth Advisory Fees, Other Banking Fee Income and Gain on Sale of Loans) increased 6% to $31.7 million due to double-digit growth in Wealth Advisory Fees and Investment Management Fees. On a linked quarter basis, Core fees decreased 4% from $32.8 million in the fourth quarter of 2013. The decrease was driven by a decline in Investment Management Fees and a decline in Other Banking Fee Income. Fourth quarter 2013 Investment Management Fees included $1.2 million in seasonal performance fees.
Total Assets Under Management/Advisory ("AUM") increased to $24.7 billion in the first quarter, up 2% from $24.3 billion in the fourth quarter of 2013. AUM increased 13% from $21.9 billion in the first quarter of 2013. The Company experienced first quarter 2014 AUM net inflows of $103 million, as compared to fourth quarter 2013 AUM net inflows of $147 million. AUM net inflows for the first quarter of 2013 were $181 million.
Net Interest Income Increased 2% Linked Quarter
Net Interest Income in the first quarter was $44.5 million, up 2% from $43.5 million in the fourth quarter of 2013. On a year-over-year basis, Net Interest Income increased 1% from $44.3 million.

Net Interest Margin was 3.04% in the first quarter, up six basis points from 2.98% in the fourth quarter. Net Interest Margin decreased six basis points from 3.10% in the first quarter of 2013.
"Our NIM expanded in the first quarter as a result of specific actions taken in the fourth quarter," said David J. Kaye, Chief Financial Officer. "Late in the fourth quarter we deployed excess cash into investment securities and restructured some FHLB borrowings which lowered our borrowing costs."
Total Operating Expenses Decreased 1% Linked Quarter, 3% Year-Over-Year
Total Operating Expenses for the first quarter of 2014 were $55.0 million, down 1% from $55.5 million in the fourth quarter of 2013. First quarter expenses were elevated by seasonal compensation expenses such as increased 401(k) employee contribution matches and FICA. On a year-over-year basis, Total Operating Expenses decreased 3% from $56.6 million due primarily to savings in compensation and benefits.
Provision Credit of $1.2M Driven By Net Recoveries
The Company recorded a $1.2 million credit to its Provision for Loan Losses in the first quarter of 2014, compared to a provision credit of $2.0 million in the fourth quarter. The provision credit was driven by net recoveries of $1.4 million. The Company recorded no provision in the first quarter of 2013.
Criticized Loans increased 8% to $187.3 million on a linked quarter basis, and decreased 16% year-over-year. The increase was driven primarily by the downgrade of one pass rated loan to Special Mention in Southern California. Nonaccrual Loans ("Nonaccruals") decreased 6% to $42.1 million, down from $44.8 million on a linked quarter basis. On a year-over-year basis, Nonaccruals decreased 42% from $73.0 million. As a percentage of Total Loans, Nonaccruals were 81 basis points at March 31, 2014, down 6 basis points from 87 basis points at December 31, 2013, and down 72 basis points from 1.53% at March 31, 2013.
Additional credit metrics are listed below on a linked quarter and year-over-year basis:

(In millions)	March 31, 2014	December 31, 2013	March 31, 2013
Total Criticized Loans	$187.3	$173.6	$223.5
Total Loans 30-89 Days Past Due and Accruing (13)	$10.6	$13.7	$17.3
Total Net Loans (Charged-off)/ Recovered	$1.4	$1.2	$(1.8)
Allowance for Loan Losses/ Total Loans	1.48%	1.49%	1.72%
Capital Ratios Held Steady
The Company maintained its strong capital position in the first quarter of 2014.
Capital ratios are listed below on a linked quarter and year-over-year basis:

	March 31, 2014	December 31, 2013	March 31, 2013
Total Risk-Based Capital *	14.9%	14.8%	14.9%
Tier I Risk-Based Capital *	13.7%	13.5%	13.6%
Tier I Leverage Capital *	10.2%	10.1%	10.1%
TCE/TA	7.1%	7.2%	8.0%
Tier I Common Equity/ Risk Weighted Assets *	10.1%	9.9%	9.2%
*March 31, 2014 data is presented based on estimated data.

Dividend Payments
Concurrent with the release of first quarter 2014 earnings, the Board of Directors of the Company declared a cash dividend to common shareholders of $0.08 per share. The record date for this dividend is May 9, 2014, and the payment date is May 23, 2014.
The Board of Directors of the Company also declared a cash dividend to holders of the Non-Cumulative Perpetual Preferred Stock, Series D of $17.375 per share, which will result in a dividend of $0.434375 per depositary share. The record date for this dividend is May 15, 2014, and the payment date is June 16, 2014.
Non-GAAP Financial Measures
The Company uses certain non-GAAP financial measures, such as tangible book value per share; the TCE/TA ratio; return on average common equity; return on average tangible common equity; pre-tax, pre-provision earnings; and the efficiency ratio (FTE basis), to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.  A detailed reconciliation table of the Company's GAAP to the non-GAAP measures is attached.
Conference Call
Management will hold a conference call at 8 a.m. Eastern Time on Wednesday, April 16, to discuss the financial results, business highlights and outlook. To access the call:
Dial In #: (888) 317-6003
Elite Entry Number: 8733419

Replay Information:
Available from April 16 at 12 noon until April 23
Dial In #: (877) 344-7529
Conference Number: 10043724
The call will be simultaneously webcast and may be accessed on www.bostonprivate.com

Boston Private Financial Holdings, Inc.
Boston Private Financial Holdings, Inc. is a national financial services organization that owns Wealth Management and Private Banking affiliates in Boston, New York, Los Angeles and the San Francisco Bay Area. The Company has a $6 billion Private Banking balance sheet, and manages over $24 billion of client assets.
The Company positions its affiliates to serve the high net worth marketplace with high quality products and services of unique appeal to private clients. The Company also provides strategic oversight and access to resources, both financial and intellectual, to support affiliate management, marketing, compliance and legal activities. (NASDAQ: BPFH)
For more information about BPFH, visit the Company's website at www.bostonprivate.com.
Forward-Looking Statements
Certain statements in this press release that are not historical facts may constitute forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, and are intended to be covered by the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Forward-looking statements involve risks and uncertainties. These statements include, among others, statements regarding our strategy, evaluations of future interest rate trends and liquidity, prospects for growth in assets, and prospects for overall results over the long term. You should not place undue reliance on our forward-looking statements. You should exercise caution in interpreting and relying on forward-looking statements because they are subject to significant risks, uncertainties and other factors which are, in some cases, beyond the Company's control. Forward-looking statements are based on the current assumptions and beliefs of management and are only expectations of future results. The Company's actual results could differ materially from those projected in the forward-looking statements as a result of, among other factors, adverse conditions in the capital and debt markets and the impact of such conditions on the Company's private banking, investment management and wealth advisory activities; changes in interest rates; competitive pressures from other financial institutions; the effects of continued weakness in general economic conditions on a national basis or in the local markets in which the Company operates; changes in loan defaults and charge-off rates; changes in the value of securities and other assets, adequacy of loan loss reserves, or decreases in deposit levels necessitating increased borrowing to fund loans and investments; increasing government regulation; the risk that goodwill and intangibles recorded in the Company's financial statements will become impaired; the risk that the Company's deferred tax asset may not be realized; risks related to the identification and implementation of acquisitions, dispositions and restructurings; changes in assumptions used in making such forward-looking statements; and the other risks and uncertainties detailed in the Company's Annual Report on Form 10-K and updated by the Company's Quarterly Reports on Form 10-Q and other filings submitted to the Securities and Exchange Commission. Forward-looking statements speak only as of the date on which they are made. The Company does not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur after the date the forward-looking statements are made.
Note to Editors:
Boston Private Financial Holdings, Inc. is not to be confused with Boston Private Bank & Trust Company. Boston Private Bank & Trust Company is a wholly-owned subsidiary of BPFH. The information reported in this press release is related to the performance and results of BPFH.
###
CONTACT:
Jeanne Hess
Vice President, Investor Relations
Boston Private Financial Holdings, Inc.
(617) 912-3798
jhess@bostonprivate.com

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	March 31, 2014	December 31, 2013	March 31, 2013
	(In thousands, except share and per share data)
Assets:
Cash and cash equivalents	$398,687	$191,881	$54,136
Investment securities available for sale	700,531	691,729	736,610
Investment securities held to maturity	127,938	112,014	—
Stock in Federal Home Loan Banks	37,450	38,612	40,436
Loans held for sale (1)	2,297	6,123	289,180
Total loans	5,162,470	5,112,459	4,783,467
Less: Allowance for loan losses	76,605	76,371	82,286
Net loans	5,085,865	5,036,088	4,701,181
Other real estate owned (“OREO”)	921	776	2,329
Premises and equipment, net	29,045	29,158	29,014
Goodwill	110,180	110,180	110,180
Intangible assets, net	19,551	20,604	23,813
Fees receivable	11,039	12,119	10,452
Accrued interest receivable	15,057	14,416	14,774
Deferred income taxes, net	53,716	55,364	60,634
Other assets	113,143	118,045	123,682
Total assets	$6,705,420	$6,437,109	$6,196,421
Liabilities:
Deposits (1)	$5,341,644	$5,110,370	$4,517,351
Deposits held for sale (1)	—	—	188,252
Securities sold under agreements to repurchase	93,550	102,353	122,187
Federal funds purchased	15,000	—	50,000
Federal Home Loan Bank borrowings	394,458	367,254	461,411
Junior subordinated debentures	106,363	106,363	133,835
Other liabilities	87,652	97,613	88,869
Total liabilities	6,038,667	5,783,953	5,561,905
Redeemable Noncontrolling Interests	20,774	19,468	17,438
Shareholders’ Equity:
Preferred stock, $1.00 par value; authorized: 2,000,000 shares	47,753	47,753	58,089
Common stock, $1.00 par value; authorized: 170,000,000 shares; issued and outstanding: 80,001,139 shares at March 31, 2014; 79,837,612 shares at December 31, 2013; 79,053,668 shares at March 31, 2013	80,001	79,838	79,054
Additional paid-in capital	610,590	616,334	641,918
Accumulated deficit	(89,170)	(106,211)	(163,543)
Accumulated other comprehensive income/ (loss)	(3,305)	(4,197)	1,560
Total Company’s shareholders’ equity	645,869	633,517	617,078
Noncontrolling interests	110	171	—
Total shareholders’ equity	645,979	633,688	617,078
Total liabilities, redeemable noncontrolling interests and shareholders’ equity	$6,705,420	$6,437,109	$6,196,421

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
	March 31, 2014	December 31, 2013	March 31, 2013
Interest and dividend income:	(In thousands, except share and per share data)
Loans	$47,214	$47,421	$49,350
Taxable investment securities	636	512	511
Non-taxable investment securities	904	750	839
Mortgage-backed securities	1,936	1,361	1,402
Federal funds sold and other	346	335	179
Total interest and dividend income	51,036	50,379	52,281
Interest expense:
Deposits	3,216	3,283	3,786
Federal Home Loan Bank borrowings	2,326	2,564	2,831
Junior subordinated debentures	955	979	1,154
Repurchase agreements and other short-term borrowings	17	12	234
Total interest expense	6,514	6,838	8,005
Net interest income	44,522	43,541	44,276
Provision/ (credit) for loan losses	(1,200)	(2,000)	—
Net interest income after provision for loan losses	45,722	45,541	44,276
Fees and other income:
Investment management fees	11,461	12,371	10,086
Wealth advisory fees	11,473	11,269	10,068
Private banking wealth management and trust fees	6,961	6,767	6,782
Other banking fee income	1,680	2,280	1,798
Gain on sale of loans, net	89	156	1,187
Total core fees and income	31,664	32,843	29,921
Gain on repurchase of debt	—	—	574
Gain on sale of investments, net	1	14	10
Gain/(loss) on OREO, net	819	—	34
Other	249	1,488	222
Total other income	1,069	1,502	840
Operating expense:
Salaries and employee benefits	36,574	36,156	37,449
Occupancy and equipment	7,797	7,411	7,507
Professional services	2,843	3,412	2,661
Marketing and business development	1,426	1,764	1,436
Contract services and data processing	1,438	1,313	1,568
Amortization of intangibles	1,053	1,052	1,118
FDIC insurance	896	883	1,040
Other	2,941	3,509	3,807
Total operating expense	54,968	55,500	56,586
Income before income taxes	23,487	24,386	18,451
Income tax expense	7,138	7,508	6,040
Net income from continuing operations	16,349	16,878	12,411
Net income from discontinued operations (2)	1,928	1,968	1,722
Net income before attribution to noncontrolling interests	18,277	18,846	14,133
Less: Net income attributable to noncontrolling interests	1,236	1,178	930
Net income attributable to the Company	$17,041	$17,668	$13,203

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Three Months Ended
PER SHARE DATA:	March 31, 2014	December 31, 2013	March 31, 2013
	(In thousands, except share and per share data)
Calculation of Income for EPS:
Net income attributable to the Company	$17,041	$17,668	$13,203
Adjustments to Net Income Attributable to the Company to Arrive at Net Income Attributable to Common Shareholders (3)	(1,061)	(1,467)	(457)
Net Income Attributable to the Common Shareholders	15,980	16,201	12,746
LESS: Amount allocated to participating securities	(117)	(133)	(908)
Net Income Attributable to the Common Shareholders, after allocation to participating securities	$15,863	$16,068	$11,838

End of Period Common Shares Outstanding	80,001,139	79,837,612	79,053,668

Weighted Average Shares Outstanding:
Weighted average basic shares, including participating securities	79,107,968	78,719,000	85,635,265
LESS: Participating securities	(962,783)	(976,760)	(8,816,655)
PLUS: Dilutive potential common shares	1,865,705	1,758,720	1,006,820
Weighted Average Diluted Shares (4)	80,010,890	79,500,960	77,825,430

Diluted Total Earnings per Share	$0.20	$0.20	$0.15

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In thousands, except per share data)	March 31, 2014	December 31, 2013	March 31, 2013
FINANCIAL DATA:
Book Value Per Common Share	$7.48	$7.34	$7.07
Tangible Book Value Per Share (5)	$5.86	$5.70	$5.60
Market Price Per Share	$13.53	$12.62	$9.88

ASSETS UNDER MANAGEMENT AND ADVISORY:
Private Banking	$4,612,000	$4,565,000	$4,167,000
Investment Managers	10,505,000	10,401,000	9,314,000
Wealth Advisory	9,641,000	9,336,000	8,487,000
Less: Inter-company Relationship	(22,000)	(22,000)	(21,000)
Total Assets Under Management and Advisory	$24,736,000	$24,280,000	$21,947,000

FINANCIAL RATIOS:
Total Equity/Total Assets	9.63%	9.84%	9.96%
Tangible Common Equity/ Tangible Assets (5)	7.12%	7.22%	7.97%
Tier I Common Equity/ Risk Weighted Assets (5)	10.09%	9.93%	9.25%
Allowance for Loan Losses/Total Loans	1.48%	1.49%	1.72%
Allowance for Loan Losses/Nonaccrual Loans	182%	171%	113%
Return on Average Assets - Three Months Ended (Annualized)	1.06%	1.11%	0.84%
Return on Average Common Equity - Three Months Ended (Annualized) (6)	10.91%	11.56%	8.66%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (6)	13.99%	14.93%	11.11%
Efficiency Ratio - Three Months Ended (7)	67.88%	68.02%	72.00%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

	Average Balance			Interest Income/Expense			Average Yield/Rate
(In Thousands)	Three Months Ended			Three Months Ended			Three Months Ended
AVERAGE BALANCE SHEET:	03/31/14	12/31/13	03/31/13	03/31/14	12/31/13	03/31/13	03/31/14	12/31/13	03/31/13
AVERAGE ASSETS
Interest-Earning Assets:
Cash and Investments:
Taxable investment securities	$254,407	$237,342	$198,833	$636	$512	$511	1.00%	0.87%	1.03%
Non-taxable investment securities (8)	224,054	215,083	205,255	1,391	1,154	1,291	2.48%	2.15%	2.52%
Mortgage-backed securities	341,082	267,463	317,686	1,936	1,361	1,402	2.27%	2.04%	1.76%
Federal funds sold and other	204,157	352,285	168,004	346	335	179	0.68%	0.37%	0.43%
Total Cash and Investments	1,023,700	1,072,173	889,778	4,309	3,362	3,383	1.68%	1.25%	1.52%
Loans: (9)
Commercial and Construction (8)	2,833,475	2,707,370	2,805,685	30,921	31,150	31,990	4.37%	4.50%	4.56%
Residential	2,035,232	2,022,698	2,003,845	16,169	16,159	16,928	3.18%	3.20%	3.38%
Home Equity and Other Consumer	245,596	250,212	268,156	1,805	1,874	1,987	2.98%	2.97%	3.01%
Total Loans	5,114,303	4,980,280	5,077,686	48,895	49,183	50,905	3.83%	3.89%	4.01%
Total Earning Assets	6,138,003	6,052,453	5,967,464	53,204	52,545	54,288	3.47%	3.43%	3.64%
LESS: Allowance for Loan Losses	77,228	78,463	84,330
Cash and due From Banks (Non-Interest Bearing)	41,559	40,332	41,897
Other Assets	347,721	364,130	391,909
TOTAL AVERAGE ASSETS	$6,450,055	$6,378,452	$6,316,940
AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY
Interest-Bearing Liabilities:
Interest-Bearing Deposits: (10)
Savings and NOW	$545,973	$490,408	$576,814	$98	$94	$132	0.07%	0.08%	0.09%
Money Market	2,490,836	2,500,191	2,387,363	1,845	1,871	2,086	0.30%	0.30%	0.35%
Certificates of Deposit	624,547	620,161	678,788	1,273	1,318	1,568	0.83%	0.84%	0.94%
Total Interest-Bearing Deposits	3,661,356	3,610,760	3,642,965	3,216	3,283	3,786	0.36%	0.36%	0.42%
Junior Subordinated Debentures	106,363	106,673	137,016	955	979	1,154	3.59%	3.59%	3.37%
FHLB Borrowings and Other	506,864	487,584	537,468	2,343	2,576	3,065	1.85%	2.07%	2.28%
Total Interest-Bearing Liabilities	4,274,583	4,205,017	4,317,449	6,514	6,838	8,005	0.61%	0.64%	0.75%
Noninterest Bearing Demand Deposits	1,422,928	1,391,809	1,264,803
Other Liabilities	91,863	134,429	107,645
Total Average Liabilities	5,789,374	5,731,255	5,689,897
Redeemable Noncontrolling Interests	20,132	17,929	17,184
Average Shareholders' Equity	640,549	629,268	609,859
TOTAL AVERAGE LIABILITIES, REDEEMABLE NONCONTROLLING INTERESTS, AND SHAREHOLDERS' EQUITY	$6,450,055	$6,378,452	$6,316,940
Net Interest Income - on a Fully Taxable Equivalent Basis (FTE)				$46,690	$45,707	$46,283
LESS: FTE Adjustment (8)				2,168	2,166	2,007
Net Interest Income (GAAP Basis)				$44,522	$43,541	$44,276
Interest Rate Spread							2.86%	2.79%	2.89%
Net Interest Margin							3.04%	2.98%	3.10%

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In Thousands)	March 31, 2014	December 31, 2013	March 31, 2013
LOAN DATA (11):
Commercial and Industrial Loans:
New England	$704,056	$713,484	$672,895
San Francisco Bay	108,365	107,154	61,806
Southern California	39,780	45,415	53,811
Total Commercial and Industrial Loans	$852,201	$866,053	$788,512
Commercial Real Estate Loans:
New England	$730,709	$721,924	$643,756
San Francisco Bay	644,108	641,746	642,170
Southern California	483,817	449,724	402,515
Total Commercial Real Estate Loans	$1,858,634	$1,813,394	$1,688,441
Construction and Land Loans:
New England	$94,966	$92,456	$99,989
San Francisco Bay	62,879	45,941	37,923
Southern California	16,871	15,520	11,005
Total Construction and Land Loans	$174,716	$153,917	$148,917
Residential Loans:
New England	$1,227,114	$1,228,623	$1,163,647
San Francisco Bay	456,372	459,667	436,577
Southern California	352,369	344,004	298,189
Total Residential Loans	$2,035,855	$2,032,294	$1,898,413
Home Equity Loans:
New England	$77,470	$81,010	$78,154
San Francisco Bay	28,159	30,002	34,745
Southern California	3,334	2,648	5,283
Total Home Equity Loans	$108,963	$113,660	$118,182
Other Consumer Loans:
New England	$119,500	$117,079	$126,409
San Francisco Bay	7,311	8,854	7,792
Southern California	5,246	7,069	6,606
Eliminations and other, net	44	139	195
Total Other Consumer Loans	$132,101	$133,141	$141,002
Total Loans
New England	$2,953,815	$2,954,576	$2,784,850
San Francisco Bay	1,307,194	1,293,364	1,221,013
Southern California	901,417	864,380	777,409
Eliminations and other, net	44	139	195
Total Loans	$5,162,470	$5,112,459	$4,783,467

Boston Private Financial Holdings, Inc.
Selected Financial Data (Unaudited)

(In Thousands)	March 31, 2014	December 31, 2013	March 31, 2013
CREDIT QUALITY (11):
Special Mention Loans:
New England	$41,920	$41,759	$31,132
San Francisco Bay	25,055	25,912	24,130
Southern California	36,452	19,642	19,917
Total Special Mention Loans	$103,427	$87,313	$75,179
Accruing Substandard Loans (12):
New England	$12,319	$13,304	$17,372
San Francisco Bay	26,294	25,171	49,306
Southern California	3,507	3,540	8,680
Total Accruing Substandard Loans	$42,120	$42,015	$75,358
Nonaccruing Loans:
New England	$21,569	$24,838	$39,853
San Francisco Bay	12,541	14,016	25,626
Southern California	7,944	5,908	7,547
Total Nonaccruing Loans	$42,054	$44,762	$73,026
Other Real Estate Owned:
New England	$336	$191	$1,744
San Francisco Bay	585	585	585
Southern California	—	—	—
Pacific Northwest (1)	N/A	N/A	477
Total Other Real Estate Owned	$921	$776	$2,806
Loans 30-89 Days Past Due and Accruing (13):
New England	$4,472	$5,029	$10,609
San Francisco Bay	2,577	3,029	5,862
Southern California	3,528	5,684	833
Total Loans 30-89 Days Past Due and Accruing	$10,577	$13,742	$17,304
Loans (Charged-off)/ Recovered, Net for the Three Months Ended:
New England	$540	$(344)	$(1,236)
San Francisco Bay	640	1,798	(1,508)
Southern California	254	(260)	973
Total Net Loans (Charged-off)/ Recovered	$1,434	$1,194	$(1,771)

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

FOOTNOTES:

(1)
On December 17, 2012, Boston Private Bank & Trust Company announced that it had entered into an agreement to sell its three offices in the Pacific Northwest region. The sale closed on May 10, 2013, at which time the Company recorded a gain on sale of $10.6 million. Accordingly, the assets and liabilities to be sold as part of this transaction were classified as held for sale at March 31, 2013. Within loans held for sale on the consolidated balance sheet at March 31, 2013, $273.6 million relate to the Pacific Northwest transaction. All of the deposits held for sale at March 31, 2013 relate to the Pacific Northwest transaction. All other assets and liabilities that were identified be included in the Pacific Northwest transaction were classified as other assets held for sale or other liabilities held for sale and were included within other assets or other liabilities on the consolidated balance sheet at March 31, 2013.

(2)
Net income from discontinued operations consists of contingent payments from certain of our divested affiliates, including Davidson Trust Company; Boston Private Value Investors, Inc.; Sand Hill Advisors, LLC; RINET Company, LLC; Gibraltar Private Bank & Trust Company; and Westfield Capital Management Company, LLC.

(3)
Adjustments to net income attributable to the Company to arrive at net income attributable to the common shareholders, as presented in these tables, include decrease/ (increase) in noncontrolling interests redemption value, dividends paid on preferred stock, and dividends on participating securities.

(4)
When the Company has positive net income from continuing operations attributable to the common shareholders, the Company adds additional shares to basic weighted average shares outstanding to arrive at diluted weighted average shares outstanding for the diluted earnings per share calculation. These additional shares reflect the assumed exercise, conversion, or contingent issuance of dilutive securities. If the additional shares would result in anti-dilution they would be excluded from the diluted earning per share calculation. The potential dilutive shares relate to: unexercised stock options, unvested non-participating restricted stock, and unexercised stock warrants. See Part II. Item 8. "Financial Statements and Supplementary Data - Note 16: Earnings Per Share" in the Company's Annual Report on Form 10-K for the year ended December 31, 2013 for additional information.

(5)
The Company uses certain non-GAAP financial measures, such as: Tangible Book Value Per Share and the Tangible Common Equity ("TCE") to Tangible Assets ("TA") ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Total Equity to Total Assets ratio to the Non-GAAP TCE to TA ratio, and from GAAP Book Value to Non-GAAP Tangible Book Value are presented below:

The Company calculates Tangible Assets by adjusting Total Assets to exclude Goodwill and Intangible Assets.

The Company calculates Tangible Common Equity by adjusting Total Equity to exclude non-convertible Series D Preferred stock and exclude Goodwill and Intangible Assets, net.

(In thousands, except per share data)	March 31, 2014	December 31, 2013	March 31, 2013
Total Balance Sheet Assets	$6,705,420	$6,437,109	$6,196,421
LESS: Goodwill and Intangible Assets, net	(129,731)	(130,784)	(133,993)
Tangible Assets (non-GAAP)	$6,575,689	$6,306,325	$6,062,428
Total Shareholders' Equity	$645,979	$633,688	$617,078
LESS: Series D Preferred Stock (non-convertible)	(47,753)	(47,753)	—
LESS: Goodwill and Intangible Assets, net	(129,731)	(130,784)	(133,993)
Total adjusting items	(177,484)	(178,537)	(133,993)
Tangible Common Equity (non-GAAP)	$468,495	$455,151	$483,085
Total Equity/Total Assets	9.63%	9.84%	9.96%
Tangible Common Equity/Tangible Assets (non-GAAP)	7.12%	7.22%	7.97%

Total Risk Weighted Assets *	$4,716,065	$4,668,531	$4,592,071
Tier I Common Equity *	$475,929	$463,627	$424,732
Tier I Common Equity/ Risk Weighted Assets	10.09%	9.93%	9.25%

End of Period Shares Outstanding	80,001	79,838	79,054
End of Period Carlyle Common Convertible Shares	—	—	7,261
Common Equivalent Shares	80,001	79,838	86,315

Book Value Per Common Share	$7.48	$7.34	$7.07
Tangible Book Value Per Share (non-GAAP)	$5.86	$5.70	$5.60
*     Risk Weighted Assets and Tier I Common Equity for March 31, 2014 are presented based on estimated data.

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(6)
The Company uses certain non-GAAP financial measures, such as: Return on Average Common Equity and Return on Average Tangible Common Equity to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP Return on Average Equity ratio to the Non-GAAP Return on Average Common Equity ratio, and the Non-GAAP Return on Average Tangible Common Equity ratio are presented below:

The Company calculates Average Common Equity by adjusting Average Equity to exclude Average Preferred Equity.

The Company calculates Average Tangible Common Equity by adjusting Average Equity to exclude Average Goodwill and Intangible Assets, net and Average Preferred Equity.

(In thousands, except per share data)	March 31, 2014	December 31, 2013	March 31, 2013
Total average shareholders' equity	$640,549	$629,268	$609,859
LESS: Average Series D preferred stock (non-convertible)	(47,753)	(47,753)	—
Average common equity (non-GAAP)	592,796	581,515	609,859
LESS: Average goodwill and intangible assets, net	(130,272)	(131,375)	(134,511)
Total adjusting items	(130,272)	(131,375)	(134,511)
Average Tangible Common Equity (non-GAAP)	$462,524	$450,140	$475,348

Net income attributable to the Company	$17,041	$17,668	$13,203
Less: Dividends on Series D preferred stock	(869)	(869)	—
Net income, after dividends on Series D preferred stock (non-GAAP)	$16,172	$16,799	$13,203

Return on Average Equity - Three Months Ended (Annualized)	10.64%	11.23%	8.66%
Return on Average Common Equity - Three Months Ended (Annualized) (non-GAAP)	10.91%	11.56%	8.66%
Return on Average Tangible Common Equity - Three Months Ended (Annualized) (non-GAAP)	13.99%	14.93%	11.11%

Boston Private Financial Holdings, Inc.
Selected Financial Data
(Unaudited)

(7)
The Company uses certain non-GAAP financial measures, such as: pre-tax, pre-provision earnings and the efficiency ratio to provide information for investors to effectively analyze financial trends of ongoing business activities, and to enhance comparability with peers across the financial sector.

Reconciliations from the Company's GAAP income from continuing operations before income taxes to non-GAAP pre-tax, pre-provision earnings; and from GAAP efficiency ratio to non-GAAP efficiency ratio (FTE basis) are presented below:

	Three Months Ended
(In thousands, except per share data)	March 31, 2014	December 31, 2013	March 31, 2013
Income before income taxes (GAAP)	$23,487	$24,386	$18,451
ADD BACK: Provision/ (credit) for loan losses	(1,200)	(2,000)	—
Pre-tax, pre-provision earnings (non-GAAP)	$22,287	$22,386	$18,451

Net income attributable to the Company (GAAP)	$17,041	$17,668	$13,203

Total operating expense (GAAP)	$54,968	$55,500	$56,586
Less: Amortization of intangibles	1,053	1,052	1,118
Total operating expense (excluding amortization of intangibles) (non-GAAP)	$53,915	$54,448	$55,468

Net interest income	$44,522	$43,541	$44,276
Total core fees and income	31,664	32,843	29,921
Total other income	1,069	1,502	840
FTE income	2,168	2,166	2,007
Total revenue (FTE basis)	$79,423	$80,052	$77,044
Efficiency Ratio, before deduction of intangible amortization (GAAP)	71.15%	71.26%	75.41%
Efficiency Ratio, FTE Basis (non-GAAP)	67.88%	68.02%	72.00%

(8)	Interest income on Non-taxable Investments and Loans are presented on an FTE basis using the federal statutory rate of 35% for each period presented.

(9)	Includes Loans Held for Sale and Nonaccrual Loans.

(10)	Includes Deposits Held for Sale.

(11)
The concentration of the Private Banking loan data and credit quality is primarily based on the location of the lender's regional offices. Loans in the Pacific Northwest region that were not included the sale of that region's offices are included with the offices from which they are being managed after the sale. Net loans from the Company to certain principals of the Company's affiliate partners, loans at the Company's non-banking segments, and inter-company loan eliminations are identified as “Eliminations and other, net”.

(12)
Accruing substandard loans include loans that are classified as substandard but are still accruing interest income. Boston Private Bank & Trust Company may classify a loan as substandard where known information about possible credit problems of the related borrowers causes management to have doubts as to the ability of such borrowers to comply with the present repayment terms and which may result in disclosure of such loans as nonaccrual at some time in the future.

(13)
In addition to loans 30-89 days past due and accruing, at March 31, 2014, the Company had three loans totaling $0.6 million that were more than 90 days past due but still on accrual status. These loans originated in the New England region. At December 31, 2013, the Company had two loans totaling $0.1 million that were more than 90 days past due but still on accrual status. These loans originated in the New England region. At March 31, 2013, the Company had one loan totaling $0.1 million that was more than 90 days past due but still on accrual status. These loans originated in the New England region.